UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        November 5, 2002

LANCER CORPORATION
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	0-13875 (Commission File Number)	74-1591073 (IRS Employer Identification No.)
6655 Lancer Blvd., San Antonio, Texas (Address of principal executive offices)		78219 (Zip Code)

Registrant's telephone number, including area code: (210) 310-7000

Item 5. Other Events

The registrant's press release dated November 5, 2002, regarding the announcement concerning the termination of VRTX agreement is attached as Exhibit 99.4.

Item 7(c). Exhibits

•	99.4	Press release announcement concerning the termination of VRTX agreement.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCER CORPORATION (REGISTRANT)
NOVEMBER 5, 2002,	By:	/s/ GEORGE F. SCHROEDER George F. Schroeder Chief Executive Officer

EXHIBIT INDEX

99.4	Press release announcement concerning the termination of VRTX agreement.